UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

Computer Sciences Corporation

(Exact Name of Registrant as Specified in the Charter)

Nevada	1-4850	95-2043126
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

3170 Fairview Park Drive
Falls Church, Virginia		22042
(Address of principal executive offices)		(Zip Code)

(703) 876-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On February 27, 2009, Computer Sciences Corporation (the “Company”) issued a press release announcing that it has commenced a registered exchange offer for the Company’s $700,000,000 5.50% Senior Notes due 2013 and $1,000,000,000 6.50% Senior Notes due 2018.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SCIENCES CORPORATION

(Registrant)

Dated: February 27, 2009	By:	/s/ M. Louise Turilli
	Name:	M. Louise Turilli
	Title:	Vice President, Deputy General Counsel and Assistant Secretary